UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 20, 2019

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in Charter)

Delaware	001‑35182	26‑0179592
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

(Address of principal executive offices, including zip code)

(720) 437‑6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b‑2 of the Securities Exchange Act of 1934.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common	AMPE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b‑2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2019, Ampio Pharmaceuticals, Inc. (the “Company”) entered into an Amendment to the Employment Agreement (the “Amendment”) with Daniel Stokely.  The Amendment reduces the amount of stock options granted to Mr. Stokely in connection with Mr. Stokely’s initial appointment as Chief Financial Officer of the Company from 430,000 (the “Original Options”) to 400,000 (the “Corrected Options”) to ensure compliance with the Company’s  current 2010 Stock Option and Incentive Plan.  The Original Options were granted on July 31, 2019 at an exercise price of $0.3887 per share.

In connection with the Amendment, the Company also entered into a Stock Option Cancellation and Grant Agreement for Executive, dated August 20, 2019, with Daniel Stokely (the “Cancellation Agreement”) whereby Mr. Stokely surrendered the Original Options to the Company for cancellation and was granted the Corrected Options.  The exercise price of the Corrected Options is $0.43 per share, which was the closing price of the Company’s common shares on August 20, 2019.  One-half, or 200,000, of the Corrected Options vested on August 20, 2019 while the remaining 200,000 Corrected Options shall vest on July 31, 2022.

The foregoing descriptions of the Amendment and the Cancellation Agreement do not purport to be complete, and are qualified in their entirety by reference to the full text of the Amendment and the Cancellation Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8‑K and incorporated herein.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Amendment to Employment Agreement, dated August 20, 2019, between the Company and Daniel Stokely

10.2	Stock Option Cancellation and Grant Agreement for Executive, dated August 20, 2019, between the Company and Daniel Stokely.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

	By:	/s/ Michael Macaluso
Michael Macaluso
Chief Executive Officer

Dated: August 23, 2019